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                                                                    EXHIBIT 99.3

                   SUPPLEMENTAL HISTORICAL FINANCIAL SUMMARY
                  REGIONS FINANCIAL CORPORATION & SUBSIDIARIES

(in thousands-except ratios, yields, and per share amounts)
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SUMMARY OF OPERATING RESULTS                1997           1996           1995           1994           1993     Annual   Compound
                                                                                                                 Change  Growth Rate
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
Interest income:                                                                                               1996-1997  1993-1997
 Interest and fees on loans              $1,837,392    $1,554,478     $ 1,394,937     $1,050,318   $   818,970     18.20%   22.39%
 Income on federal funds sold                16,882        11,060          13,462         12,096         9,131     52.64    16.61
 Taxable interest on securities             355,591       331,895         292,459        265,060       216,831      7.14    13.16
 Tax-free interest on securities             42,836        34,536          36,421         34,900        31,676     24.03     7.84
 Other interest income                       23,883        22,314          13,148         23,138        25,885      7.03    -1.99
  Total interest income                   2,276,584     1,954,283       1,750,427      1,385,512     1,102,493     16.49    19.87
Interest expense:
 Interest on deposits                       954,782       826,844         740,033        521,817       411,535     15.47    23.42
 Interest on short-term borrowings          108,617        75,827          69,056         29,552         9,211     43.24    85.31
 Interest on long-term borrowings            33,977        39,788          52,153         46,791        25,453    -14.60     7.49
  Total interest expense                  1,097,376       942,459         861,242        598,160       446,199     16.44    25.23
  Net interest income                     1,179,208     1,011,824         889,185        787,352       656,294     16.54    15.78
Provision for loan losses                    89,663        46,026          37,493         22,058        38,017     94.81    23.92
  Net interest income after
   provision for loan losses              1,089,545       965,798         851,692        765,294       618,277     12.81    15.22
Non-interest income:
 Trust department income                     44,227        41,660          38,328         34,016        32,102      6.16     8.34
 Service charges on deposit
   accounts                                 151,618       124,960         105,207         91,648        78,753     21.33    17.79
 Mortgage servicing and
   origination fees                          93,327        92,757          65,920         65,511        66,591      0.61     8.80
 Securities gains (losses)                      498         3,311            (697)           681         3,312    -84.96   -37.73
 Other                                       92,228        82,415          71,379         60,662        64,880     11.91     9.19
  Total non-interest income                 381,898       345,103         280,137        252,518       245,638     10.66    11.66
Non-interest expense:
 Salaries and employee benefits             480,842       413,768         373,754        334,508       295,794     16.21    12.92
 Net occupancy expense                       61,933        55,163          48,724         45,088        38,583     12.27    12.56
 Furniture and equipment expense             56,304        49,971          41,719         38,891        33,328     12.67    14.01
 Other                                      302,697       318,132         256,628        235,019       216,339     -4.85     8.76
  Total non-interest expense                901,776       837,034         720,825        653,506       584,044      7.73    11.47
  Income before income taxes
  and extraordinary item                    569,667       473,867         411,004        364,306       279,871     20.22    19.44
Applicable income taxes                     187,563       156,008         134,529        115,853        88,225     20.23    20.75
  Income before extraordinary items         382,104       317,859         276,475        248,453       191,646     20.21    18.83
Extraordinary gain, net of $9,659 tax        15,425             0               0              0             0        --       --
  Net income                             $  397,529    $  317,859     $   276,475     $  248,453   $   191,646     25.06%   20.01%
Average number of shares outstanding        209,781       194,241         190,896        182,903       168,758      8.00%    5.59%
Average number of shares outstanding
   --diluted                                213,750       197,751         193,579        185,110       171,363      8.09     5.68
Per share:
  Income, before extraordinary
     item                                $     1.82    $     1.64     $      1.45     $     1.36   $      1.14     10.98%   12.41%
  Net income                                   1.89          1.64            1.45           1.36          1.14     15.24    13.47
  Income, before extraordinary
   item, diluted                               1.79          1.61            1.43           1.34          1.12     11.18    12.44
  Net income, diluted                          1.86          1.61            1.43           1.34          1.12     15.53    13.52
Cash dividends declared                        0.80          0.70            0.66           0.60          0.52     14.29    11.37
YIELDS AND COSTS (TAXABLE
  EQUIVALENT BASIS)
 Earning assets:
 Taxable securities                            6.50%         6.37%           6.27%          5.86%         6.17%
 Tax-free securities                           8.42          8.07            8.64           9.25          9.67
 Federal funds sold                            5.99          5.19            6.01           4.03          3.00
 Loans (net of unearned income)                8.98          8.99            8.94           8.17          8.18
 Other earning assets                          7.32          8.10            7.23           6.33          6.31
  Total earning assets                         8.42          8.35            8.30           7.53          7.59
Interest-bearing liabilities:
 Interest-bearing deposits                     4.63          4.58            4.55           3.61          3.50
 Short-term borrowings                         5.67          5.46            6.31           5.10          3.52
 Long-term borrowings                          6.69          6.66            6.56           6.12          6.94
  Total interest-bearing liabilities           4.76          4.70            4.74           3.79          3.60
  Net yield on interest earning assets         4.41          4.36            4.27           4.33          4.57
RATIOS
Net income to:
 Average stockholders' equity                 15.38%        14.71%*         14.30%         14.88%        14.02%
 Average total assets                          1.35          1.25*           1.19           1.23          1.19
Efficiency                                    57.78         61.84*          61.61          62.89         63.84
Dividend payout                               42.33         42.68           45.52          44.12         45.61
Average loans to average deposits             84.94         82.42           82.23          75.90         72.36
Average stockholders' equity to
   average total assets                        8.75          8.50            8.36           8.23          8.49
Average interest-bearing deposits
   to average total deposits                  85.25         85.87           85.40          84.94         84.52

* Ratios for 1996 excluding $20.2 million in after-tax charges for SAIF Assessment and Merger Expenses are as follows: return on average stockholders' equity 15.64%, return on average total assets 1.33%, and efficiency 60.93%.


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              Supplemental Historical Financial Summary--Continued
                  Regions Financial Corporation & Subsidiaries

(average daily balances)
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                                                                                                                         Compound
                                                                                                                Annual   Growth Rate
                                                                                                                Change   1993-1997
                                              1997         1996          1995           1994            1993    1996-1997
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
 ASSETS
  Earning assets:
   Taxable securities                     $ 5,443,877  $ 5,151,154   $ 4,646,458    $ 4,549,170    $ 3,538,353      5.68%    11.37%
   Tax-exempt securities                      769,516      665,685       616,960        549,471        478,563     15.60     12.61
   Federal funds sold                         282,006      213,280       224,136        307,255        307,202     32.22     -2.12
   Loans, net of unearned                  20,535,989   17,329,462    15,666,565     12,912,785     10,067,077     18.50     19.51
    income
   Other earning assets                       327,265      276,257       181,890        361,025        408,969     18.46     -5.42
    Total earning assets                   27,358,653   23,635,838    21,336,009     18,679,706     14,800,164     15.75     16.60
  Allowance for loan losses                  (284,606)    (244,012)     (221,004)      (207,166)      (168,871)    16.64     13.94
  Cash and due from banks                   1,003,864      811,790       918,010        835,364        739,869     23.66      7.93
  Other non-earning assets                  1,460,675    1,222,811     1,107,953        969,492        732,651     19.45     18.83
    Total assets                          $29,538,586  $25,426,427   $23,140,968    $20,277,396    $16,103,813     16.17%    16.38%

 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
   Non-interest-bearing                   $ 3,565,848  $ 2,970,682   $ 2,781,575    $ 2,562,650    $ 2,153,016     20.03%    13.44%
   Interest-bearing                        20,611,654   18,056,076    16,271,457     14,449,888     11,759,364     14.15     15.06
    Total deposits                         24,177,502   21,026,758    19,053,032     17,012,538     13,912,380     14.98     14.82
 Borrowed funds:
   Short-term                               1,917,127    1,389,922     1,095,129        577,526        256,356     37.93     65.37
   Long-term                                  507,775      597,034       794,576        766,281        369,095    -14.95      8.30
    Total borrowed funds                    2,424,902    1,986,956     1,889,705      1,343,807        625,451     22.04     40.32
  Other liabilities                           352,124      251,244       264,708        251,789        199,030     40.15     15.33
    Total liabilities                      26,954,528   23,264,958    21,207,445     18,608,134     14,736,861     15.86     16.29
  Stockholders' equity                      2,584,058    2,161,469     1,933,523      1,669,262      1,366,952     19.55     17.26
    Total liabilities and
   stockholders' equity                   $29,538,586  $25,426,427   $23,140,968   $ 20,277,396    $16,103,813     16.17%    16.38%


 YEAR-END BALANCES
  Assets                                  $31,414,058  $26,993,344   $24,419,249    $22,184,508    $19,126,602     16.38%    13.21%
  Securities                                6,315,923    5,742,375     5,618,839      5,143,226      4,861,438      9.99      6.76
  Loans, net of unearned income            21,881,123   18,395,552    16,156,132     14,726,649     11,791,556     18.95     16.71
  Non-interest-bearing                      3,744,198    3,143,968     3,086,166      2,765,390      2,391,459     19.09     11.86
    deposits
  Interest-bearing deposits                21,266,823   18,875,444    16,896,367     15,283,516     13,850,749     12.67     11.32
  Total deposits                           25,011,021   22,019,412    19,982,422     18,048,906     16,242,208     13.59     11.40
  Long-term debt                              445,529      570,545       762,521        766,774        683,171    -21.91    -10.14
  Stockholders' equity                      2,679,821    2,274,563     2,047,398      1,785,026      1,581,143     17.82     14.10

  Stockholders' equity per                     $12.75       $11.82        $10.74          $9.58          $8.89      7.87%     9.43%
    share
  Market price per share of                     42.19        25.85         21.50          15.50          16.19     63.21     27.05
    common stock

Notes to Supplemental Historical Financial Summary:
(1) Amounts in all periods have been restated to reflect certain transactions accounted for as poolings of interests, including significant combinations through quarter ended September 30, 1998.
(2) All per share amounts give retroactive recognition to the effect of stock dividends and stock splits.
(3) Non-accruing loans, of an immaterial amount, are included in earning assets. No adjustment has been made for these loans in the calculation of yields.
(4) Yields are computed on a taxable equivalent basis, net of interest disallowance, using marginal federal income tax rates of 35% for 1997-1993.
(5) This summary should be read in conjunction with the related supplemental consolidated financial statements and notes thereto on pages 2 to 41 of Exhibit 99.1.



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